Avondale (Tables)	12 Months Ended
Dec. 31, 2013
Restructuring and Related Activities [Abstract]
Liability for restructuring and shutdown related costs
The following table summarizes the changes in the Company's liability for restructuring and shutdown related costs associated with winding down the Avondale facility. As of December 31, 2013 and 2012, these costs were comprised primarily of employee severance and retention payments, as well as incentive bonuses. These amounts were capitalized in inventoried costs, and will be expensed as part of cost of product sales beginning in 2014.

($ in millions)	Compensation	Other Accruals	Total
Balance as of January 1, 2011	$27	$39	$66
Payments	(24)	(36)	(60)
Adjustments	47	(3)	44
Balance as of December 31, 2011	50	—	50
Payments	(50)	—	(50)
Adjustments	24	—	24
Balance as of December 31, 2012	24	—	24
Payments	(27)	—	(27)
Adjustments	17	—	17
Balance as of December 31, 2013	$14	$—	$14